Transocean

Fleet Update Summary

August 19, 2013

Transocean Ltd. (NYSE: RIG), (SIX: RIGN)

Updated: August 19, 2013
Revisions Noted in Bold
Dynamically positioned *

				Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)			Estimated Contract Start Date (2)	Estimated Expiration Date (2)	Dayrate on Current Contract (3) (Dollars)	Dayrate on Previous Contract (3) (Dollars)	Estimated out of Services Dates (4)				Estimated out of Services Dates (4)
	Footnote References	Floater Type	Dynamically Positioned										2013				2014
Rig Type/Name							Location	Customer					Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

High Specification Floater: Ultra-Deepwater

Discoverer Americas	(6)	ship	*	2009	12,000	40,000	Mozambique	Statoil	Mar-13	Sep-13	585,000	509,000	—	—	—	—	—	—	45	—
	(6), (14)						Tanzania	Statoil	Sep-13	Dec-14	514,000	585,000
	(6)						USGOM	Statoil	Dec-14	May-16	600,000	514,000
Discoverer Clear Leader	(6), (11)	ship	*	2009	12,000	40,000	USGOM	Chevron	Sep-10	Sep-14	566,000	503,000	—	—	—	—	21	—	—	—
	(6), (8)						USGOM	Chevron	Sep-14	Aug-18	590,000	566,000
Dhirubhai Deepwater KG2		ship	*	2010	12,000	35,000	India	Reliance	Mar-12	Feb-15	510,000	573,000	—	—	—	—	21	—	—	—
Discoverer Inspiration	(6)	ship	*	2010	12,000	40,000	USGOM	Chevron	Sep-10	Mar-15	521,000	494,000	—	—	—	—	—	—	—	—
	(6), (8)						USGOM	Chevron	Apr-15	Apr-20	585,000	521,000
GSF Explorer		ship	*	1972/1998	7,800	30,000	India	ONGC	Jul-13	Jul-14	412,000	N/A	19	37	23	—	—	—	—	—
GSF Development Driller I	(6)	semi	*	2005	7,500	37,500	USGOM	BHP Billiton	Oct-12	Aug-14	580,000	525,000	—	—	—	61	—	—	—	—
Development Driller III	(6)	semi	*	2009	7,500	37,500	USGOM	BP	Nov-09	Nov-16	426,000	N/A	—	—	—	—	—	15	—	—
Sedco Energy		semi	*	2001	7,500	35,000	Ghana	Tullow	Oct-11	Nov-13	440,000	N/A	—	—	—	28	—	—	—	—

High Specification Floater: Deepwater - See footnote (15)

GSF Celtic Sea		semi		1982/1998	5,750	25,000	Angola	ExxonMobil	Aug-12	Aug-13	324,000	324,000	—	—	—	—	—	—	42	—
							Angola	ExxonMobil	Aug-13	Aug-14	328,000	324,000
							Angola	ExxonMobil	Aug-14	Sep-14	332,000	328,000
M.G. Hulme, Jr.	(7)	semi		1983/1996	5,000	25,000	India	ONGC	Sep-11	Jan-14	198,000	N/A	—	—	—	—	59	31	—	—

High Specification Floater: Harsh Environment

Transocean Barents	(6), (7)	semi	*	2009	10,000	30,000	NNS	DNO	Dec-12	Mar-14	580,000	552,000	—	—	—	—	—	12	78	—
	(6), (7), (13)						NNS	DNO	Mar-14	Jun-14	501,000	580,000
	(6), (7)						NNS	Shell	Sep-14	Sep-15	601,000	501,000

Henry Goodrich	(6)	semi	1985/2007	5,000	30,000	Canada	Husky	Oct-10	Apr-14	347,000	381,000	5	—	—	—	—	—	—	—
	(6), (8)					Canada	Suncor	Apr-14	Dec-14	476,000	347,000

Midwater Floaters

Transocean Legend		semi	1983	3,500	25,000	Australia	Conoco Phillips	Mar-12	Dec-13	293,000	300,000	—	—	—	11	34	—	—	—
						Australia	Conoco Phillips	Jan-14	Mar-14	440,000	293,000
Transocean Amirante		semi	1978/1997	3,500	25,000	Malta			Idle			—	—	—	—	—	—	—	—
GSF Rig 140	(6)	semi	1983	2,800	25,000	India	ONGC	Mar-12	Jul-14	260,000	N/A	—	6	—	—	—	—	30	—
Sedneth 701	(7)	semi	1972/1993	1,500	25,000	Nigeria	NPDC	Sep-12	Dec-14	311,000	275,000	—	—	—	—	35	—	—	—

High Specification Jackups

GSF Galaxy I	(7)		1991/2001	400	30,000	UKNS	Nexen	Jul-12	Sep-13	133,000	N/A	—	—	12	79	—	—	—	—
	(7)					UKNS	Total	Dec-13	Jun-14	215,000	133,000
	(7)					UKNS	Total	Jun-14	Dec-14	218,000	215,000
	(7)					UKNS	Total	Dec-14	Jun-15	221,000	218,000
	(7)					UKNS	Total	Jun-15	Dec-15	225,000	221,000
	(7)					UKNS	Total	Dec-15	Jun-16	228,000	225,000
	(7)					UKNS	Total	Jun-16	Dec-16	231,000	228,000

Fixed-Price Options - See Footnote 10
High Specification Jackups

GSF Galaxy I	(6), (7)		1991/2001	400	30,000	UKNS	Total	Jan-17	Dec-17	240,000	231,000
	(6), (7)					UKNS	Total	Jan-18	Dec-18	250,000	240,000

Updated: August 19, 2013
Revisions Noted in Bold
_______________________________________________________________________________

Footnotes

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.

(2)
Estimated Contract Start and Estimated Expiration Dates are calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on May 4, 2013 will be reported as commencing in April 2013) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on May 24, 2013 will be reported as commencing in May 2013). Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3)
Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve. Please refer to the “Customer Contract Duration and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates. This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(4)
The out of service time represents those days where a rig is scheduled to be out of service and not be available to earn an operating dayrate. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation)” section of the Disclaimers & Definitions for a full description.

(5)	Estimated Average Contract Dayrate is defined as the average contracted full operating dayrate to be earned per revenue earning day. See note (3) for definition of full operating dayrate.

(6)	Reflects the current contracted dayrate which could reflect prior cost escalations and could change in the future due to further cost escalations.

(7)	Reflects the current contracted dayrate which is comprised of a foreign currency component and which could change due to foreign exchange adjustments.

(8)	Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(9)
For the period of time that this rig is contracted to Applied Drilling Technology International, the drilling management services division of the company's U.K. operating subsidiary, accounting rules require that we eliminate the revenues and costs related to those contracts from the contract drilling segment of the consolidated statement of operations. Revenues from turnkey contracts will be recognized in other revenues and are contingent upon successful completion of the well program.

(10)
Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

(11)
Until August 2012, the contract dayrate was $469,000, subject to cost escalation. The dayrate for the remainder of the contract is linked to the standard West Texas Intermediate crude oil price with a floor of $40 per barrel resulting in a contract dayrate of $400,000 and a ceiling of $70 per barrel resulting in a contract dayrate of $500,000, subject to cost escalation.

(12)	Dayrate excludes additional premiums for parallel operations at well centers and dynamic position operations.

(13)
Dayrate excludes additional premiums for parallel operations at well centers, dynamic position operations and HPHT operations. Reduced dayrate will apply up to a maximum of 200 days for operation in water depths less or equal to 500 meters.

(14)	Reflects the contracted dayrate for U.S. GOM operations and will be adjusted to reflect change in location to Tanzania.

(15)	The company sold the deepwater floater, Transocean Richardson, which was previously stacked.

DISCLAIMERS & DEFINITIONS

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Demobilizations,Contract Preparation). Changes in estimated out of service time are noted where changes in the time Transocean anticipates that a rig is scheduled to be out of service and not be available to earn an operating dayrate have changed by a period of 15 days or longer for all rig classifications since the previously issued Monthly Fleet Update Summary or Comprehensive Fleet Status Report. The changes to estimated out of service time included in this Fleet Status may not be firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time will be reflected in subsequent Monthly Fleet Updates and Comprehensive Fleet Status Reports, as applicable.

Contract Preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements. Shipyards refers to periods during which the rig is out of service as a result of other scheduled shipyards, surveys, repairs, regulatory inspections or other scheduled service or work on the rig.

In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the primary contract term of the drilling project, although such compensation is not typically significant in relation to the revenues generated by the dayrates we charge our customers. When mobilization or demobilization occurs during a contract period, we recognize revenues as earned. In instances where mobilization or demobilization time occurs before or between the start of a contract period, the stated estimated contract start date represents the expected commencement date for the primary contract term of the drilling project and the point at which we expect to begin recognizing revenues.

Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classification. Transocean uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification “High Specification Floaters” is comprised of “Ultra-Deepwater” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths equal to or greater than 7,500 feet, “Deepwater” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Harsh Environment” comprised of seven of the company’s premium harsh environment rigs, the semisubmersibles Transocean Barents, Transocean Spitsbergen, Henry Goodrich, Transocean Leader, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Midwater Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet. The category titled "High Specification Jackups" consists of high performance jackup rigs that possess the ability to drill in water depths of 400 feet or less.

Stacking. An "Idle" rig is between contracts, readily available for operations, and operating costs are typically at or near normal levels. A "Stacked" rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.